Exhibit 99.1

Endo Pharmaceuticals Banc of America Securities Specialty Pharmaceuticals Conference

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001, in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003, and in Endo's Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Established portfolio of branded products including Lidoderm(r) and Percocet(r) Commercial launches of Frova(r), DepoDur(tm) and generic oxycodone ER underway Promising pipeline, with 10 mid- to late-stage products Strong cash flow and no debt Experienced and incentivized management team

Data for 12 mos. ended 12/31/04 Pain Market: Large, Attractive Opportunity Growth Drivers Changing attitudes toward pain management Aging population Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications Rx Pain Market: $19 Billion 5-Year $ CAGR: Opioid 20% Non-Opioid 14% Non-Opioid Opioid $12.6B $6.3B Source: IMS Sales Perspectives, 12/04

Lidoderm(r) Product Profile Topical patch launched in 1999 covered by patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia (without anesthesia) directly to the affected nerves

5/31/1998 8/31/1998 11/30/1998 2/28/1999 5/31/1999 8/31/1999 12/30/1999 2/29/2000 5/31/2000 8/31/2000 12/30/2000 2/28/2001 6/4/2001 Prescriptions (thousands) 4834 5979 7173 8819 9947 12294 14408 16618 18180 20544 22546 25463 29300 30,000 25,000 20,000 15,000 10,000 5,000 0 Lidoderm(r) Patches Dispensed '02 - '05 CAGR 70% Note: Data represents total patches dispensed Source: IMS NPA, 6/05 Patches (thousands) 26.3 6.0 7.2 8.8 9.9 12.3 14.4 16.6 18.2 20.5 22.5 25.5 29.3

Frova(r) Product Profile Triptan indicated for acute treatment of migraine headaches in adults Licensed North American rights from Vernalis plc on July 14, 2004 Covered by patents to 2015 Endo U.S. launch Q3 2004 Phase III development ongoing for MRM prophylaxis indication

DepoDur(tm) Product Profile Encapsulated morphine sulfate Epidural injection with up to 48-hour extended-release delivery Intended to change the paradigm for post- surgical pain management Indicated for the treatment of pain following major surgery such as: Lower Abdominal Surgery Hip Arthroplasty Knee Arthroplasty Scheduled Caesarean Section Commercial shipments initiated December 2004

Pipeline Summary Transdermal sufentanil patch (3) Topical ketoprofen patch (3) Rapinyl(tm) (3) LidoPAIN(r) BP (2) Lidoderm(r) (other indications) Propofol IDD-D(tm) (2) Frova(r) (MRM indication) (2) In Development ANDA under Review Transdermal fentanyl patch (generic) (2) Approvable Letters Received Oxymorphone ER (1) and IR Status Filed (1) Co-developed (2) Licensed marketing rights (3) Licensed marketing and development rights CHRONOGESIC(tm) (2)

Outlook FDA approval expected on generic Duragesic Results from oxymorphone ER/IR trials Ongoing advancement of pipeline Acquisition/in-licensing opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology

Endo Pharmaceuticals Nasdaq: ENDP